                             MUNIINSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1995
                            ------------------------

TO THE STOCKHOLDERS OF MUNIINSURED FUND, INC.:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders (the 'Meeting') of MuniInsured Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, May 12, 1995 at 11:45 A.M. for the following purposes:

          (1) To elect two Directors to serve until the 1998 Annual Meeting of Stockholders;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 17, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 28, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: April 3, 1995

                                PROXY STATEMENT
                            ------------------------

                             MUNIINSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1995 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniInsured Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, May 12, 1995 at 11:45 A.M. The approximate mailing date of this Proxy Statement is April 6, 1995.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon, or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of two Directors to serve until the 1998 Annual Meeting of Stockholders and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on March 17, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of March 17, 1995, the Fund had outstanding 8,079,388 shares of common stock, par value $.10 per share. To the knowledge of the Fund, no person is the beneficial owner of more than five percent of its outstanding shares.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's stockholders, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ELECTION OF DIRECTORS

     Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class

III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.

     It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Harry Woolf and Arthur Zeikel, Directors whose current terms expire at the Meeting. The Board of Directors of the Fund knows of no reason why these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees and the continuing Directors is set forth as follows:

                                                                                 SHARES OF
                                                                                COMMON STOCK
                                      PRINCIPAL OCCUPATION DURING               OF THE FUND
                                               PAST FIVE                        BENEFICIALLY
                                            YEARS AND PUBLIC         DIRECTOR     OWNED AT
       NAME AND ADDRESS         AGE         DIRECTORSHIPS(1)          SINCE    MARCH 17, 1995
- ------------------------------  ---  ------------------------------  --------  --------------
Class III Nominees to serve until the 1998 Annual Meeting of Stockholders:

Harry Woolf(1)(2)(3) .........  71   Professor and former Director      1987          0
  The Institute for                    of the Institute for Advanced
  Advanced Study                       Study; Member of the
  Olden Lane                           editorial boards of several
  Princeton, New Jersey 08540          publishers and journals;
                                       Director, Alex. Brown Mutual
                                       Funds, ATL, Inc. and
                                       Spacelabs Medical, Inc.

Arthur Zeikel(1)(4) ..........  62   President of Fund Asset            1987          0
  P.O. Box 9011                        Management, L.P. ('FAM')
  Princeton, New Jersey                (which term as used
  08543-9011                           hereunder includes its
                                       corporate predecessor);
                                       President of Merrill Lynch
                                       Asset Management, L.P.
                                       ('MLAM') (which term as used
                                       hereunder includes its
                                       corporate predecessors);
                                       President and Director of
                                       Princeton Services, Inc.
                                       ('Princeton Services') since
                                       1993; Executive Vice
                                       President of Merrill Lynch &
                                       Co., Inc. ('ML&Co.') since
                                       1990; Executive Vice
                                       President of Merrill Lynch,

                                       Pierce, Fenner & Smith
                                       Incorporated ('Merrill
                                       Lynch') since 1990 and a
                                       Senior Vice President from
                                       1985 to 1990.

                                                                                 SHARES OF
                                                                                COMMON STOCK
                                      PRINCIPAL OCCUPATION DURING               OF THE FUND
                                               PAST FIVE                        BENEFICIALLY
                                            YEARS AND PUBLIC         DIRECTOR     OWNED AT
       NAME AND ADDRESS         AGE         DIRECTORSHIPS(1)          SINCE    MARCH 17, 1995
- ------------------------------  ---  ------------------------------  --------  --------------
Class I Directors serving until the 1996 Annual Meeting of Stockholders:

Joe Grills(1)(2) .............  60   Member of the Committee of         1994          0
  183 Soundview Lane                   Investment of Employee
  New Canaan, Connecticut              Benefit Assets of the
  06840                                Financial Executives
                                       Institute ('CIEBA') since
                                       1986, member of CIEBA's
                                       Executive Committee since
                                       1988 and its Chairman from
                                       1991 to 1992; Assistant
                                       Treasurer of International
                                       Business Machines
                                       Incorporated ('IBM') and
                                       Chief Investment Officer of
                                       IBM Retirement Funds from
                                       1986 until 1993; Member of
                                       the Investment Advisory
                                       Committee of the State of
                                       New York Common Retirement
                                       Fund; Director, Duke
                                       Management Company.

Walter Mintz(1)(2) ...........  66   Special Limited Partner of         1987          0
  1114 Avenue of the Americas          Cumberland Partners
  New York, New York 10036             (investment partnership)
                                       since 1982.

Class II Directors serving until the 1997 Annual Meeting of Stockholders:

Melvin R. Seiden(1)(2) .......  64   President of Silbanc               1987          0
  780 Third Avenue                     Properties, Ltd. (real estate,
  Suite 2502                           investments and consulting)
  New York, New York 10017             since 1987.


Stephen B. Swensrud(1)(2) ....  61   Principal of Fernwood              1987          0
  24 Federal Street                    Associates (financial
  Boston, Massachusetts 02110          consultants); Director,
                                       Nautilus Fund, Inc. and
                                       Hitchiner Manufacturing
                                       Company.

- ------------------

(1) Each of the nominees and continuing directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment advisor. See 'Merrill Lynch Investment Company Directorships' below.

(2) Member of Audit Committee of the Board of Directors.

(3) Although if elected Harry Woolf's term will expire in 1998, under the Fund's current retirement policy, it is expected that Mr. Woolf will retire as a Director as of December 31, 1995.

(4) Interested person, as defined in the Investment Company Act of 1940 (the 'Investment Company Act'), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended September 30, 1994, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and, if a member, at least 75% of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than 10% of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year except that Form 3s disclosing that Donald C. Burke was elected a Vice President of the Fund on April 14, 1993, and that Elizabeth Griffin was elected a Senior Vice President of FAM on April 1, 1993, were not filed on a timely basis. A Form 5 was filed on behalf of Mr. Burke on March 22, 1994. A Form 3 was filed on behalf of Ms. Griffin on October 4, 1994.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,600 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $800 per year plus $150 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $37,693 for the fiscal year ended September 30, 1994.

     The following table sets forth for the fiscal year ended September 30, 1994 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Directors.

                                                                                           TOTAL COMPENSATION
                                                                  PENSION OR                  FROM FUND AND
                                      AGGREGATE               RETIREMENT BENEFITS           FAM/MLAM ADVISED
          NAME OF                   COMPENSATION                ACCRUED AS PART               FUNDS PAID TO
         DIRECTOR                     FROM FUND                OF FUND EXPENSES                 DIRECTORS
- ---------------------------  ---------------------------  ---------------------------  ---------------------------
Joe Grills(1)                          $5,000                        None                       $190,383
Walter Mintz(1)                        $5,000                        None                       $157,325
Melvin R. Seiden(1)                    $5,000                        None                       $157,325
Stephen B. Swensrud(1)                 $5,000                        None                       $165,325
Harry Woolf(1)                         $5,000                        None                       $157,325

- ------------------

(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (18 boards); Mr. Mintz (18 boards); Mr. Seiden (18 boards); Mr. Swensrud (19 boards); and Mr. Woolf (18 boards).

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                    OFFICER
     NAME AND PRINCIPAL OCCUPATION   AGE           OFFICE            SINCE
- ----------------------------------   ---  ------------------------  -------
Arthur Zeikel......................  62          President            1987
  President and Chief Investment
     Officer of FAM since 1977;
     President of MLAM since 1977
     and Chief Investment Officer
     since 1976; President and
     Director of Princeton Services
     since 1993; Executive Vice
     President of ML & Co. since
     1990; Executive Vice President
     of Merrill Lynch since 1990
     and Senior Vice President from
     1985 to 1990; Director of
     Merrill Lynch Funds
     Distributor, Inc. ('MLFD').

Terry K. Glenn.....................  54   Executive Vice President    1987
  Executive Vice President of FAM
     and MLAM since 1983; Executive
     Vice President and Director of
     Princeton Services since 1993;
     President of MLFD since 1986
     and Director thereof since
     1991; President of Princeton
     Administrators, L.P. since
     1988.

Vincent R. Giordano................  50        Vice President         1987
  Senior Vice President of FAM and
     MLAM since 1984.

Donald C. Burke....................  34        Vice President         1993
  Vice President and Director of
     Taxation of MLAM since 1990;
     Employee at Deloitte & Touche
     LLP from 1982 to 1990.

                                                                    OFFICER
     NAME AND PRINCIPAL OCCUPATION   AGE           OFFICE            SINCE
- ----------------------------------   ---  ------------------------  -------
Gerald M. Richard..................  45          Treasurer            1987

  Senior Vice President and
     Treasurer of FAM and MLAM
     since 1984; Senior Vice
     President and Treasurer of
     Princeton Services since 1993;
     Vice President of MLFD since
     1981 and Treasurer since 1984.

Mark B. Goldfus....................  48          Secretary            1987

  Vice President of FAM and MLAM
     since 1985.

     Stock Ownership. At March 17, 1994, the Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1/4 of 1% of the common stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the two Director nominees and 'FOR' the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or
Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 1994 to any stockholder upon request. Such requests should be directed to MuniInsured Fund, Inc., P.O. Box 9011,

Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary or to 1-800-MERRILL x9368 (1-800-637-7455 x9368).

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 6, 1995.

                                          By Order of the Board of Directors
                                          MARK B. GOLDFUS
                                          Secretary
Dated: April 3, 1995